UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Chairman, CEO and Co-CIO Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2013

DATE OF REPORTING PERIOD: January 31, 2013

ITEM 1. SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

Calamos Global Dynamic Income Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (42.9%)
	Consumer Discretionary (9.0%)
2,000,000	American Axle & Manufacturing, Inc.^µ 6.625%, 10/15/22	$2,086,250
556,000	Cooper Tire & Rubber Company 8.000%, 12/15/19	632,102
4,180,000	Dana Holding Corp.^µ 6.750%, 02/15/21	4,561,425
	DISH Network Corp.µ
2,000,000	5.875%, 07/15/22	2,150,000
500,000	7.875%, 09/01/19	592,813
900,000	Dufry Finance SCAµ* 5.500%, 10/15/20	942,187
	Goodyear Tire & Rubber Company
4,714,000	8.250%, 08/15/20	5,217,809
1,000,000	7.000%, 05/15/22	1,077,500
4,288,000	Icahn Enterprises, LP 8.000%, 01/15/18	4,609,600
4,000,000	J.C. Penney Company, Inc. 7.125%, 11/15/23	3,390,000
	Jaguar Land Rover, PLCµ*
4,000,000	8.125%, 05/15/21	4,555,000
1,500,000	7.750%, 05/15/18	1,647,187
600,000	5.625%, 02/01/23^	619,875
2,700,000	Lear Corp. 8.125%, 03/15/20	3,030,750
2,000,000	Liberty Media Corp.µ 8.500%, 07/15/29	2,220,000
	Limited Brands, Inc.µ
2,000,000	6.950%, 03/01/33	2,062,500
300,000	5.625%, 02/15/22	324,938
	Meritage Homes Corp.µ
1,812,000	7.000%, 04/01/22	2,004,525
800,000	7.150%, 04/15/20	889,000
2,000,000	MGM Resorts Internationalµ 7.500%, 06/01/16	2,198,750
	Royal Caribbean Cruises, Ltd.µ
2,210,000	7.500%, 10/15/27	2,515,256
805,000	5.250%, 11/15/22	860,847
960,000	Ryland Group, Inc.µ 5.375%, 10/01/22	986,400
200,000	Sally Holdings, LLCµ 5.750%, 06/01/22	213,375
	Service Corp. Internationalµ
1,000,000	8.000%, 11/15/21	1,238,125
1,000,000	7.000%, 05/15/19	1,105,000
41,000	Wolverine World Wide, Inc.µ* 6.125%, 10/15/20	43,383

		51,774,597

	Consumer Staples (1.5%)
550,000	Elizabeth Arden, Inc.µ 7.375%, 03/15/21	617,375
4,963,000	Post Holdings, Inc.µ 7.375%, 02/15/22	5,543,051
2,100,000	Smithfield Foods, Inc.µ 6.625%, 08/15/22	2,331,000

		8,491,426

PRINCIPAL AMOUNT			VALUE

		Energy (10.9%)
6,000,000	NOK	Aker Solutions, ASA‡ 6.150%, 06/06/17	$1,144,996
1,506,000		Atwood Oceanics, Inc.µ 6.500%, 02/01/20	1,639,657
3,000,000		Berry Petroleum Companyµ 6.375%, 09/15/22	3,172,500
749,000		Bristow Group, Inc.µ 6.250%, 10/15/22	812,665
2,500,000		Calfrac Holdings, LPµ* 7.500%, 12/01/20	2,523,437
		Calumet Specialty Products, LPµ
3,000,000		9.375%, 05/01/19	3,308,125
500,000		9.625%, 08/01/20*	559,063
		Carrizo Oil & Gas, Inc.
2,500,000		8.625%, 10/15/18µ	2,720,312
750,000		7.500%, 09/15/20	787,969
2,000,000		Chesapeake Energy Corp.^µ 9.500%, 02/15/15	2,277,500
2,000,000		Cimarex Energy Company^µ 5.875%, 05/01/22	2,158,750
1,200,000		Drill Rigs Holdings, Inc.µ* 6.500%, 10/01/17	1,216,500
4,424,000		Frontier Oil Corp. 6.875%, 11/15/18	4,780,685
3,000,000		GulfMark Offshore, Inc.µ* 6.375%, 03/15/22	3,114,375
1,158,000		Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	1,192,016
1,000,000		Holly Energy Partners, LPµ* 6.500%, 03/01/20	1,068,750
155,000		HollyFrontier Corp. 9.875%, 06/15/17	167,497
800,000		Hornbeck Offshore Services, Inc.µ 5.875%, 04/01/20	844,000
		Linn Energy, LLCµ
3,000,000		7.750%, 02/01/21	3,240,000
1,000,000		6.250%, 11/01/19*	1,001,875
		Oasis Petroleum, Inc.µ
1,940,000		6.500%, 11/01/21	2,078,225
1,250,000		6.875%, 01/15/23	1,367,188
400,000		Oil States International, Inc.µ* 5.125%, 01/15/23	409,000
800,000		Petroleum Geo-Services, ASAµ* 7.375%, 12/15/18	877,000
880,000		Pioneer Drilling Companyµ 9.875%, 03/15/18	965,800
3,500,000		Samson Investment Companyµ* 9.750%, 02/15/20	3,745,000
4,000,000		SEACOR Holdings, Inc.^µ 7.375%, 10/01/19	4,335,000
		SESI, LLCµ
2,000,000		7.125%, 12/15/21	2,237,500
1,000,000		6.875%, 06/01/14	1,006,970
1,200,000		Swift Energy Companyµ 8.875%, 01/15/20	1,313,250
900,000		Tesoro Logistics, LP* 5.875%, 10/01/20	942,750
750,000		Trinidad Drilling, Ltd.* 7.875%, 01/15/19	800,625
4,500,000		W&T Offshore, Inc.µ 8.500%, 06/15/19	4,854,375

			62,663,355

See accompanying Notes to Schedule of Investments

Calamos Global Dynamic Income Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

PRINCIPAL AMOUNT		VALUE

	Financials (1.8%)
2,335,000	AON Corp.µ 8.205%, 01/01/27	$2,991,205
825,000	Legg Mason, Inc.µ* 6.000%, 05/21/19	906,168
4,000,000	Neuberger Berman Group LLCµ* 5.875%, 03/15/22	4,300,000
	Nuveen Investments, Inc.^µ*
550,000	9.500%, 10/15/20	561,000
550,000	9.125%, 10/15/17	556,187
1,070,000	Omega Healthcare Investors, Inc.µ 5.875%, 03/15/24	1,144,900

		10,459,460

	Health Care (5.0%)
4,000,000	Community Health Systems, Inc. 7.125%, 07/15/20	4,350,000
2,000,000	Endo Pharmaceuticals Holdings, Inc.µ~ 7.000%, 07/15/19	2,170,000
620,000	Fresenius Medµ* 5.875%, 01/31/22	678,125
1,490,000	Grifols, SAµ 8.250%, 02/01/18	1,645,519
2,520,000	Hologic, Inc.* 6.250%, 08/01/20	2,697,975
990,000	Mylan, Inc.µ* 7.625%, 07/15/17	1,110,830
4,000,000	Teleflex, Inc.µ 6.875%, 06/01/19	4,372,500
	Valeant Pharmaceuticals International, Inc.µ*
3,800,000	7.250%, 07/15/22	4,087,375
1,300,000	7.000%, 10/01/20	1,391,812
250,000	6.750%, 10/01/17	267,969
5,569,000	Warner Chilcott Company, LLCµ 7.750%, 09/15/18	6,049,326

		28,821,431

	Industrials (4.3%)
3,300,000	Belden, Inc.µ* 5.500%, 09/01/22	3,419,625
1,300,000	Deluxe Corp.µ* 6.000%, 11/15/20	1,320,313
688,000	Dycom Investments, Inc.µ 7.125%, 01/15/21	734,010
1,530,000	H&E Equipment Services, Inc.* 7.000%, 09/01/22	1,679,175
1,935,000	Mead Products, LLC/ Acco Brands Corp.µ* 6.750%, 04/30/20	2,061,984
4,000,000	Rexel, SAµ* 6.125%, 12/15/19	4,292,500
	Terex Corp.^µ
1,540,000	6.500%, 04/01/20	1,650,687
1,020,000	6.000%, 05/15/21	1,078,013
837,000	TransDigm Group, Inc. 7.750%, 12/15/18	932,209
2,630,000	Triumph Group, Inc.µ 8.625%, 07/15/18	2,930,806
4,000,000	UR Financing Escrow Corp.µ 7.625%, 04/15/22	4,495,000

		24,594,322

PRINCIPAL AMOUNT		VALUE

	Information Technology (4.8%)
	Amkor Technology, Inc.^µ
800,000	6.375%, 10/01/22	$808,500
707,000	6.625%, 06/01/21	727,326
2,925,000	Audatex North America, Inc.µ* 6.750%, 06/15/18	3,135,234
2,000,000	Hughes Satellite Systems Corp.µ 7.625%, 06/15/21	2,311,250
140,000	IAC/InterActiveCorpµ* 4.750%, 12/15/22	140,263
5,472,000	iGATE Corp.^µ 9.000%, 05/01/16	6,032,880
2,500,000	Nuance Communications, Inc.µ* 5.375%, 08/15/20	2,589,062
3,500,000	Sanmina-SCI Corp.µ* 7.000%, 05/15/19	3,600,625
	Seagate Technology^µ
2,000,000	7.000%, 11/01/21	2,222,500
1,250,000	6.875%, 05/01/20	1,374,219
1,210,000	SunGard Data Systems, Inc.µ* 6.625%, 11/01/19	1,245,544
3,000,000	ViaSat, Inc.µ 6.875%, 06/15/20	3,217,500

		27,404,903

	Materials (2.9%)
400,000	Ardagh Packaging Finance PLC* 7.000%, 11/15/20	407,250
967,000	Clearwater Paper Corp.µ 7.125%, 11/01/18	1,058,865
4,500,000	FMG Resources^µ* 8.250%, 11/01/19	4,874,062
	Inmet Mining Corp.*
900,000	8.750%, 06/01/20	1,000,688
350,000	7.500%, 06/01/21	377,125
	New Gold, Inc.µ*
3,000,000	7.000%, 04/15/20	3,241,875
750,000	6.250%, 11/15/22	790,313
1,290,000	Sealed Air Corp.µ* 8.125%, 09/15/19	1,477,050
	Steel Dynamics, Inc.
941,000	6.125%, 08/15/19µ*	1,020,985
450,000	6.375%, 08/15/22*	486,844
325,000	7.625%, 03/15/20	364,609
1,713,000	Trinseo Op / Trinseo Finance, Inc.* 8.750%, 02/01/19	1,708,717

		16,808,383

	Telecommunication Services (0.4%)
2,000,000	Qwest Communications International, Inc.µ 7.750%, 02/15/31	2,131,590

	Utilities (2.3%)
1,050,000	AES Corp.µ 7.375%, 07/01/21	1,175,344
5,500,000	AmeriGas Finance Corp. 7.000%, 05/20/22	6,012,187
	Calpine Corp.^µ*
4,500,000	7.875%, 01/15/23	4,986,563

See accompanying Notes to Schedule of Investments

Calamos Global Dynamic Income Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

PRINCIPAL AMOUNT			VALUE

981,000		7.500%, 02/15/21	$1,068,677

			13,242,771

		TOTAL CORPORATE BONDS (Cost $232,344,979)	246,392,238

CONVERTIBLE BONDS (9.0%)
		Consumer Discretionary (0.9%)
2,000,000		MGM Resorts International 4.250%, 04/15/15	2,180,440
2,000,000	EUR	Volkswagen International Finance, NV* 5.500%, 11/09/15	3,138,310

			5,318,750

		Energy (2.1%)
3,115,700	EUR	CGGVeritas 1.750%, 01/01/16	1,295,092
2,000,000		Chesapeake Energy Corp. 2.750%, 11/15/35	2,005,540
1,000,000		Newpark Resources, Inc. 4.000%, 10/01/17	1,122,670
3,100,000		Subsea 7, SAµ 2.250%, 10/11/13	3,609,380
		Technip, SA
1,950,000	EUR	0.500%, 01/01/16	2,549,292
1,150,000	EUR	0.250%, 01/01/17	1,656,721

			12,238,695

		Financials (1.2%)
1,000,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	1,187,070
		Ares Capital Corp.
2,300,000		4.750%, 01/15/18*	2,365,424
1,278,000		5.750%, 02/01/16	1,381,882
1,500,000		ProLogis, LP 3.250%, 03/15/15	1,765,815

			6,700,191

		Health Care (2.2%)
11,260,000	SEK	Elekta, AB 2.750%, 04/25/17	2,129,003
505,000		Hologic, Inc.‡ 2.000%, 12/15/37	627,240
2,000,000		LifePoint Hospitals, Inc. 3.500%, 05/15/14	2,130,140
6,500,000		Shire, PLC 2.750%, 05/09/14	7,493,088

			12,379,471

		Information Technology (2.0%)
3,200,000	EUR	Cap Gemini, SA 3.500%, 01/01/14	1,697,552
3,000,000		Ciena Corp.* 3.750%, 10/15/18	3,411,660
1,500,000		Mentor Graphics Corp. 4.000%, 04/01/31	1,742,302
4,000,000		Nuance Communications, Inc.^µ 2.750%, 11/01/31	4,487,120
300,000		Photronics, Inc. 3.250%, 04/01/16	303,803

			11,642,437

PRINCIPAL AMOUNT			VALUE

		Telecommunication Services (0.6%)
3,300,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	$3,505,602

		TOTAL CONVERTIBLE BONDS (Cost $49,948,563)	51,785,146

U.S. GOVERNMENT AND AGENCY SECURITY (0.6%)
3,500,000		United States Treasury Note^~ 1.375%, 02/15/13 (Cost $3,501,552)	3,501,777

SOVEREIGN BONDS (0.9%)
535,000	BRL	Federative Republic of Brazil 10.000%, 01/01/14	2,770,235
2,500,000	NZD	Government of New Zealandµ 6.000%, 04/15/15	2,248,133

		TOTAL SOVEREIGN BONDS (Cost $4,792,594)	5,018,368

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (6.5%)
		Consumer Discretionary (0.7%)
83,000		General Motors Company^µ 4.750%	3,595,560

		Consumer Staples (0.3%)
16,750		Bunge, Ltd. 4.875%	1,821,563

		Energy (2.3%)
140,000		Apache Corp. 6.000%	6,626,200
6,506		Chesapeake Energy Corp.^*
		5.750%	6,638,991

			13,265,191

		Financials (1.7%)
65,000		Affiliated Managers Group, Inc. 5.150%	3,319,062
25,000		Fifth Third Bancorp 8.500%	3,630,500
13,600		MetLife, Inc. 5.000%	663,544
1,600		Wells Fargo & Company 7.500%	2,065,440

			9,678,546

		Industrials (1.2%)
123,000		United Technologies Corp.^µ 7.500%	7,003,620

		Utilities (0.3%)
32,000		NextEra Energy, Inc. 5.599%	1,667,200

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $37,762,047)	37,031,680

See accompanying Notes to Schedule of Investments

Calamos Global Dynamic Income Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

NUMBER OF SHARES			VALUE

COMMON STOCKS (70.1%)
		Consumer Discretionary (4.2%)
10,500		Amazon.com, Inc.^µ#	$2,787,750
38,500		Carnival Corp.	1,490,720
400,000	AUD	Harvey Norman Holdings, Ltd.µ	819,106
13,500		Las Vegas Sands Corp.	745,875
10,800		McDonald’s Corp.	1,029,132
14,600		Nike, Inc. - Class B^µ	789,130
83,000	JPY	Panasonic Corp.^	546,349
9,000	EUR	Porsche Automobil Holding, SEµ	783,608
1,100		Priceline.com, Inc.#	754,017
30,000		Starbucks Corp.	1,683,600
14,950	CHF	Swatch Group, AGµ	8,188,982
15,000		TJX Companies, Inc.	677,700
31,000	JPY	Toyota Motor Corp.	1,480,698
46,800		Walt Disney Company	2,521,584

			24,298,251

		Consumer Staples (9.6%)
71,500	EUR	Anheuser-Busch InBev, NV	6,291,188
77,800		Coca-Cola Company	2,897,272
137,000	BRL	Companhia de Bebidas das Americasµ	6,453,210
25,000		Costco Wholesale Corp.	2,558,500
106,500	EUR	Danone, SAµ	7,380,680
215,000	GBP	Diageo, PLCµ	6,400,153
203,500	CHF	Nestlé, SA	14,289,259
119,100	GBP	SABMiller, PLC	5,946,962
42,000		Wal-Mart Stores, Inc.	2,937,900

			55,155,124

		Energy (8.0%)
875,000	GBP	BP, PLC	6,477,201
19,500		Chevron Corp.	2,245,425
2,175,000	HKD	CNOOC, Ltd.	4,475,899
40,000		ConocoPhillips	2,320,000
23,500		Devon Energy Corp.	1,343,965
95,000	EUR	ENI, S.p.A.µ	2,372,868
180,000	CAD	Ensign Energy Services, Inc.µ	3,075,195
10,500		EOG Resources, Inc.^µ	1,312,290
40,500		Exxon Mobil Corp.	3,643,785
24,000		Noble Corp.	972,000
57,500	NOK	Petroleum Geo-Services, ASA	1,020,078
20,000		Phillips 66	1,211,400
82,300	GBP	Royal Dutch Shell, PLCµ	2,917,431
33,300		Schlumberger, Ltd.	2,599,065
73,000	CAD	Suncor Energy, Inc.µ	2,481,151
34,000	EUR	Technip, SAµ	3,681,494
74,000	EUR	TOTAL, SAµ	4,010,233

			46,159,480

		Financials (6.5%)
440,000	GBP	Aberdeen Asset Management, PLC	2,808,182
4,000		American International Group, Inc.#	151,320
95,000	AUD	ASX, Ltd.	3,470,559
105,000		Bank of America Corp.	1,188,600
41,000		Bank of New York Mellon Corp.	1,113,560
23,000		Blackstone Group, LP	425,500
18,961		Citigroup, Inc.	799,396
29,000	EUR	Deutsche Böerse, AG	1,909,573
20,000		Franklin Resources, Inc.	2,737,600
9,810		Goldman Sachs Group, Inc.	1,450,507

NUMBER OF SHARES			VALUE

19,000		Hartford Financial Services Group, Inc.	$471,200
77,500		JPMorgan Chase & Company	3,646,375
80,000	CHF	Julius Baer Group, Ltd.#	3,268,835
99,000		Manulife Financial Corp.	1,428,570
25,598		MetLife, Inc.	955,829
98,000	CAD	Power Financial Corp.µ	2,809,124
8,500		Prudential Financial, Inc.	491,980
48,500		T. Rowe Price Group, Inc.^µ	3,465,325
58,000		Wells Fargo & Company	2,020,140
8,300	CHF	Zurich Insurance Group, AGµ#	2,386,805

			36,998,980

		Health Care (8.1%)
17,000		Abbott Laboratories	575,960
17,000		AbbVie, Inc.	623,730
22,000		Amgen, Inc.	1,880,120
52,700		Covidien, PLC	3,285,318
34,250		Eli Lilly and Company	1,838,883
28,400		Gilead Sciences, Inc.^µ#	1,120,380
26,700		Johnson & Johnson	1,973,664
42,000		Medtronic, Inc.	1,957,200
92,500		Merck & Company, Inc.	4,000,625
98,700	CHF	Novartis, AG	6,709,277
73,800	DKK	Novo Nordisk, A/S - Class B	13,585,997
121,800		Pfizer, Inc.	3,322,704
25,000	CHF	Roche Holding, AGµ	5,525,978

			46,399,836

		Industrials (7.0%)
270,000	CHF	ABB, Ltd.#	5,787,918
54,000	EUR	ALSTOM	2,393,618
610,000	GBP	BAE Systems, PLC	3,283,038
35,000	EUR	Bouygues, SA	993,088
12,700		Caterpillar, Inc.^µ	1,249,553
37,300		Eaton Corp.	2,124,235
23,500		Fluor Corp.^µ	1,523,505
242,500		General Electric Company	5,402,900
41,000		Honeywell International, Inc.	2,797,840
75,000	JPY	Komatsu, Ltd.	1,994,699
47,000	EUR	Krones, AG	2,917,074
14,000	EUR	Nexans, SAµ	725,081
40,000	EUR	Royal Philips Electronics, NVµ	1,245,842
63,500	EUR	Siemens, AGµ	6,957,286
8,300		United Technologies Corp.	726,831

			40,122,508

		Information Technology (16.0%)
109,000		Accenture, PLC - Class A	7,836,010
18,300		Apple, Inc.^	8,332,173
25,000		CA, Inc.	620,500
60,000	JPY	Canon, Inc.	2,184,914
29,500	EUR	Cap Gemini, SA	1,421,624
65,500		Check Point Software Technologies, Ltd.^µ#	3,275,000
47,500		Cisco Systems, Inc.	977,075
9,500		Cognizant Technology Solutions Corp. - Class A#	742,710
61,000		eBay, Inc.#	3,411,730
209,009		EMC Corp.#	5,143,711
6,250		Google, Inc.#	4,723,062
27,000		Infosys, Ltd.	1,423,440
285,000	SEK	LM Ericsson Telephone Companyµ	3,314,909
85,000	CHF	Logitech International, SAµ#	571,251

See accompanying Notes to Schedule of Investments

Calamos Global Dynamic Income Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

NUMBER OF SHARES			VALUE

190,000		Microsoft Corp.	$5,219,300
6,428		Motorola Solutions, Inc.	375,331
20,400	JPY	Nintendo Company, Ltd.µ	1,987,528
580,000	EUR	Nokia, OYJ^	2,276,503
92,000	JPY	Nomura Research Institute, Ltd.µ	2,113,792
80,000		Oracle Corp.	2,840,800
51,000		QUALCOMM, Inc.	3,367,530
4,000		Salesforce.com, Inc.^µ#	688,520
5,560	KRW	Samsung Electronics Company, Ltd.	7,397,213
165,800	EUR	SAP, AG	13,596,811
42,900	EUR	Software, AG	1,651,768
75,000		Symantec Corp.#	1,632,750
1,337,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	4,581,530

			91,707,485

		Materials (6.5%)
64,000	GBP	Anglo American, PLC	1,914,330
154,000	CAD	Barrick Gold Corp.	4,903,790
13,500		Cliffs Natural Resources, Inc.	503,685
41,000		Dow Chemical Company	1,320,200
135,000	CAD	Goldcorp, Inc.µ	4,754,913
10,000		Mosaic Company^µ	612,500
160,000	AUD	Newcrest Mining Ltd.µ	3,919,047
33,500	CAD	Potash Corp. of Saskatchewan, Inc.µ	1,423,095
51,000	GBP	Rio Tinto, PLCµ	2,881,208
15,000	CHF	Syngenta, AGµ	6,450,567
280,000	CAD	Yamana Gold, Inc.µ	4,575,897
77,000	NOK	Yara International, ASAµ	4,106,283

			37,365,515

		Telecommunication Services (3.8%)
187,000		América Móvil, SAB de CV	4,704,920
145,000		AT&T, Inc.	5,044,550
810,000	HKD	China Unicom Hong Kong, Ltd.^	1,296,171
96,000	EUR	France Telecom, SAµ	1,090,254
47,500	JPY	KDDI Corp.^	3,534,300
2,157,000	GBP	Vodafone Group, PLCµ	5,886,799

			21,556,994

		Utilities (0.4%)
10,500		Exelon Corp.	330,120
45,801	EUR	GDF Suezµ	939,550
29,000	EUR	RWE, AGµ	1,090,451

			2,360,121

		TOTAL COMMON STOCKS (Cost $465,203,504)	402,124,294

SHORT TERM INVESTMENT (5.8%)
33,435,208		Fidelity Prime Money Market Fund -Institutional Class (Cost $33,435,208)	33,435,208

NUMBER OF SHARES		VALUE

TOTAL INVESTMENTS (135.8%) (Cost $826,988,447)		$779,288,711

LIABILITIES, LESS OTHER ASSETS (-35.8%)		(205,231,553)

NET ASSETS (100.0%)		$574,057,158

COMMON STOCKS SOLD SHORT (-0.7%)#
	Consumer Discretionary (-0.1%)
(36,000)	MGM Resorts International	(459,720)

	Energy (-0.1%)
(48,827)	Newpark Resources, Inc.	(420,889)

	Health Care (-0.1%)
(11,700)	LifePoint Hospitals, Inc.	(511,407)

	Information Technology (-0.4%)
(92,500)	Ciena Corp.	(1,448,550)
(50,500)	Mentor Graphics Corp.	(865,065)
(13,220)	Photronics, Inc.	(79,188)

		(2,392,803)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $3,367,321)	(3,784,819)

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.
µ	Security, or portion of security, is held in a segregated account as collateral for notes payable aggregating a total value of $435,946,277. $95,319,842 of the collateral has been re-registered by the counterparty.
*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements. At January 31, 2013, the value of 144A securities that could not be exchanged to the registered form is $75,832,956 or 13.2% of net assets applicable to common shareholders.
‡	Variable rate or step bond security. The rate shown is the rate in effect at January 31, 2013.
~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options, swaps, or securities sold short. The aggregate value of such securities is $4,773,097.
#	Non-income producing security.

See accompanying Notes to Schedule of Investments

Calamos Global Dynamic Income Fund

SCHEDULE OF INVESTMENTS JANUARY 31, 2013 (UNAUDITED)

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Schedule of Investments

Calamos Global Dynamic Income Fund

INTEREST RATE SWAPS

Counterparty	Fixed Rate (Fund Pays)	Floating Rate (Fund Receives)	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BNP Paribas, SA	2.535% quarterly	3 month LIBOR	03/09/14	$80,000,000	$(2,220,565)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	34,000,000	(527,765)

					$(2,748,330)

See accompanying Notes to Schedule of Investments

Calamos Global Dynamic Income Fund

CURRENCY EXPOSURE JANUARY 31, 2013 (UNAUDITED)

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$509,146,341	65.6%
European Monetary Unit	74,065,561	9.5%
Swiss Franc	53,178,872	6.9%
British Pound Sterling	38,515,304	5.0%
Canadian Dollar	24,023,165	3.1%
Japanese Yen	13,842,280	1.8%
Danish Krone	13,585,997	1.7%
Brazilian Real	9,223,445	1.2%
Australian Dollar	8,208,712	1.1%
South Korean Won	7,397,213	1.0%
Norwegian Krone	6,271,357	0.8%
Hong Kong Dollar	5,772,070	0.7%
Swedish Krona	5,443,912	0.7%
New Taiwanese Dollar	4,581,530	0.6%
New Zealand Dollar	2,248,133	0.3%

Total Investments Net of Common Stocks Sold Short	$775,503,892	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

NOTE 1 — ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (UNAUDITED)

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007. The Fund’s investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of January 31, 2013.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract.

The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

There were no purchased or written options held by the Fund at January 31, 2013.

Forward Foreign Currency Contracts. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. There were no open forward foreign currency contracts at January 31, 2013.

NOTE 2 — INVESTMENTS

The following information is presented on a federal income tax basis as of January 31, 2013. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at January 31, 2013 was as follows:

Cost basis of investments	$833,497,871

Gross unrealized appreciation	66,604,704
Gross unrealized depreciation	(120,813,864)

Net unrealized appreciation (depreciation)	$(54,209,160)

NOTE 3 — SHORT SALES

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

NOTE 4 — BORROWINGS

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $127.5 million, and a lending agreement (“Lending Agreement”), as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $127.5 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “Pledged Collateral”). BNP and SSB share an equal claim on the Pledged Collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended January 31, 2013, the average borrowings under the Agreements were $199.4 million. For the period ended January 31, 2013, the average interest rate was 0.97%. As of January 31, 2013, the amount of outstanding borrowings was $153.8 million. The interest rate applicable to the borrowings on January 31, 2013 was 0.95%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to

BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of January 31, 2013, the Fund used approximately $47.2 million of its cash collateral to offset the SSB Agreement, representing 6.1% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.48%, which can fluctuate depending on interest rates.

NOTE 5 — INTEREST RATE SWAPS

The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 4 — Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

NOTE 6 — FAIR VALUE MEASUREMENTS

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 — Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 — Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 — Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds	$—	$246,392,238	$—	$246,392,238
Convertible Bonds		51,785,146		51,785,146
U.S. Government and Agency Security		3,501,777		3,501,777
Sovereign Bonds		5,018,368		5,018,368
Convertible Preferred Stocks	23,584,864	13,446,816		37,031,680
Common Stocks	192,253,132	209,871,162		402,124,294
Short Term Investments	33,435,208			33,435,208

Total	$249,273,204	$530,015,507	$—	$779,288,711

Liabilities
Common Stocks Sold Short	$3,784,819	$—	$—	$3,784,819
Interest Rate Swaps		2,748,330		2,748,330

Total	$3,784,819	$2,748,330	$—	$6,533,149

	Transfers in to Level 1*	Transfers out of Level 1	Transfers in to Level 2	Transfers out of Level 2*
Investments, at Value:
Common Stock	$7,380,680	$—	$—	$7,380,680

Total	$7,380,680	$—	$—	$7,380,680

*	Transfers to Level 1 from Level 2 were due to the absence of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

ITEM 2. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

(a) Certification of Principal Executive Officer.

(b) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	March 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	March 25, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	March 25, 2013